UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2022
DOLLAR TREE, INC.
(Exact name of registrant as specified in its charter)

Virginia	0-25464	26-2018846
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Volvo Parkway
Chesapeake,	Virginia	23320
(Address of principal executive offices)		(Zip Code)

(757) 321-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	DLTR	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the 2022 annual meeting of stockholders (the “2022 Annual Meeting”) of Dollar Tree, Inc. (the “Company”) held on June 30, 2022, the Company’s stockholders, upon recommendation of the Board of Directors of the Company, approved an amendment to add Article IX to the Company’s Articles of Incorporation (“Articles”) relating to the right to call special meetings of stockholders (the “Amendment”). The Amendment provides, among other things, a right of stockholders owning 15% or more of the voting power of the then outstanding shares of Company common stock to call a special meeting of stockholders for any purpose that could be considered at an annual meeting of stockholders, including the election and/or removal of any director or directors of the Company.

The Company filed Articles of Amendment to the Articles of Incorporation of Dollar Tree, Inc. relating to such Amendment with the Virginia State Corporation Commission on July 1, 2022. The Articles of Amendment are expected to become effective on July 1, 2022, and will be filed as an exhibit to the Company’s Form 10-Q for the second quarter of fiscal 2022.

In connection with the adoption of the Amendment, the Board of Directors of the Company previously approved amendments to Article II, Section 3 of the Company’s Amended and Restated By-Laws (the “By-Laws”), the effectiveness of which were contingent upon shareholder approval of the Amendment at the 2022 Annual Meeting. These By-Law amendments implement the Amendment to the Company’s Articles by establishing the process and requirements by which stockholders may call a special meeting of stockholders. The By-Law amendments are effective July 1, 2022.

As amended, Article II, Section 3 of the By-Laws provides, among other things, that special meetings of the Company’s stockholders (i) may be called by the Board of Directors, or by the chairman or vice chairman of the Board of Directors, or the chief executive officer of the Company; and (ii) shall be called by the chairman of the Board or the secretary of the Company upon the written request of one or more stockholders that own, or who are acting on behalf of persons who own, shares representing fifteen percent (15%) or more of the voting power of the then outstanding shares of common stock entitled to vote on the matter or matters to be brought before the proposed special meeting.

Article II, Section 3 of the amended By-Laws further provides that special meetings requested by stockholders shall be held not more than ninety (90) days after the date on which the special meeting request is delivered to the chairman of the Board of Directors or to the secretary of the Company, that the record date for a special meeting shall not be more than seventy (70) days prior to the date of such special meeting, and that nominations of persons for election to the Board of Directors at a special meeting of stockholders may be made by stockholders in accordance with the notice and other requirements set forth in the amended By-Laws. All business to be transacted at any special meeting of stockholders shall be limited to the purpose or purposes stated in the Company’s notice of the special meeting.

Prior to these amendments, Article II, Section 3 of the By-Laws provided that special meetings of the stockholders may be called only by the Board of Directors, the chairman of the Board or the chief executive officer of the Company, whenever deemed necessary.

The foregoing description of the amendments to the Company’s By-Laws is not intended to be complete and is qualified in its entirety by reference to the complete text of the Amended and Restated By-Laws, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company’s 2022 Annual Meeting was held on June 30, 2022. The final voting results for each matter voted on by stockholders at the 2022 Annual Meeting are as follows:

1.The stockholders elected the following individuals to the Company’s Board of Directors, each to serve as a director for a one-year term:

Director Nominee	Votes For	Votes Against	Abstain	Broker Non-Votes
Thomas W. Dickson	183,627,252	11,324,232	64,745	7,395,790
Richard W. Dreiling	189,676,035	5,282,914	57,280	7,395,790
Cheryl W. Grisé	192,703,626	2,251,574	61,029	7,395,790
Daniel J. Heinrich	194,428,289	520,700	67,240	7,395,790
Paul C. Hilal	192,530,670	2,378,798	106,761	7,395,790
Edward J. Kelly, III	193,715,469	1,244,679	56,081	7,395,790
Mary A. Laschinger	194,174,268	780,676	61,285	7,395,790
Jeffrey G. Naylor	192,080,157	2,871,176	64,896	7,395,790
Winnie Y. Park	192,064,669	2,890,285	61,275	7,395,790
Bertram L. Scott	191,566,517	3,387,672	62,040	7,395,790
Stephanie P. Stahl	189,861,775	5,094,142	60,312	7,395,790
Michael A. Witynski	194,467,882	490,950	57,397	7,395,790

2.The stockholders approved, on an advisory basis, the compensation of the named executive officers disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and related narrative discussion set forth in the Proxy Statement filed by the Company on May 18, 2022.

Votes For	Votes Against	Abstain	Broker Non-Votes
167,969,608	26,072,330	974,291	7,395,790

3.The stockholders ratified the Audit Committee’s appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2022.

Votes For	Votes Against	Abstain
193,708,656	8,637,679	65,684

4.The stockholders approved an amendment to add Article IX to the Company’s Articles of Incorporation relating to the right to call special meetings of stockholders.

Votes For	Votes Against	Abstain	Broker Non-Votes
194,269,883	554,662	191,684	7,395,790

5.The shareholder proposal requesting that the Board of Directors issue a report on climate transition planning was approved by the stockholders.

Votes For	Votes Against	Abstain	Broker Non-Votes
106,356,647	87,834,961	824,621	7,395,790

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits.

3.1	Amended and Restated By-Laws of Dollar Tree, Inc.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLLAR TREE, INC.

Date: July 1, 2022	By:	/s/ Kevin S. Wampler
Kevin S. Wampler
Chief Financial Officer